UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 3, 2005

XYBERNAUT CORPORATION

(Exact Name of Registrant as Specified in its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

0-15086 (Commission File Number)	54-1799851 (I.R.S. Employer Identification Number)

12701 FAIR LAKES CIRCLE, FAIRFAX, VIRGINIA, 22033
(Address of Principal Executive Offices) (Zip Code)

(703) 631-6925
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

As previously disclosed in Xybernaut Corporation’s (the “Company”) Form 8-K, dated April 14, 2005 and filed April 20, 2005, the Company announced the completion of its Audit Committee investigation into allegations of certain improper business practices at the Company. The Company reported that in response to the Audit Committee investigation, the Board of Directors requested the resignations of Edward G. and Steven A. Newman as Directors of the Company.

On May 3, 2005, the Company received a letter from Steven Newman’s attorney announcing Steven Newman’s resignation as a Director of the Company as of May 3, 2005.

On May 4, 2005, the Company received a letter from Edward Newman’s attorney announcing Edward Newman’s resignation as a Director of the Company as of May 4, 2005.

The Company has previously reported that based on the Audit Committee investigation, Edward Newman improperly used substantial Company funds for personal expenses and failed to properly substantiate expenses charged to the Company. In addition, the investigation report indicated that members of Edward Newman’s family were hired in direct violation of the Company’s anti-nepotism policy and the employment of such family members was not disclosed in SEC filings as required by SEC disclosure regulations. Additionally, the investigation report indicated that there were violations of the Company’s disclosure and internal controls. The Audit Committee determined that both Edward Newman and Steven Newman affirmatively impeded the Audit Committee’s investigation in material respects.

The Company provided a copy of this Form 8-K to each of Edward and Steven Newman and have asked that each provide the Company a letter stating whether or not he agrees with the statements made by the Company in this Form 8-K. Any response received by the Company from either Edward or Steven Newman will be filed as an amendment to this Form 8-K.

ITEM 8.01 OTHER EVENTS

On May 9, 2005, the Company issued a press release relating to, among other things, certain information contained in item 5.02 of this Form 8-K, a copy of which is filed as Exhibit 99.1 to this Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

17.1 Letter from Steven Newman’s attorney regarding his resignation

17.2 Letter from Edward Newman’s attorney regarding his resignation

99.1 Press Release of the Company, dated May 9, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XYBERNAUT CORPORATION
	By:	/s/ Bruce C. Hayden

Dated: May 9, 2005		Bruce C. Hayden Senior Vice President and Chief Financial Officer

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